UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement

☒ Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

TEREX CORPORATION

(Name of Registrant as Specified in Its Charter)

.......................................................................................

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2), and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IMPORTANT REMINDER TO VOTE YOUR PROXY

May 22, 2006

Dear Terex Team Member:

Terex will be holding its Annual Meeting of Stockholders on Wednesday, May 31, 2006, at 10:00 a.m., local time, at its headquarters located at 500 Post Road East, Westport, Connecticut. In connection with this meeting, if you hold shares of Terex stock (including through our 401k Plan or our Employee Stock Purchase Plan) you will be receiving shortly a copy of Terex Corporation’s 2006 Proxy Statement and Proxy Card, along with a copy of Terex’s 2005 Annual Report on Form 10-K.

YOUR VOTE IS IMPORTANT! As soon as you receive your Proxy materials, please take a moment to ensure that your shares are represented at this important meeting!

At the Annual Meeting, you will be asked to vote on several proposals:

1.	To elect nine (9) directors to hold office for one year or until their successors are duly elected and qualified.

2.	To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for 2006.

The Board of Directors recommends that the stockholders vote FOR all of the nominees for director and FOR the ratification of PricewaterhouseCoopers LLP as independent accountants for 2006.

3.	To consider a stockholder proposal requesting that the Company issue annual sustainability reports.

The Board of Directors recommends that the stockholders vote AGAINST the stockholder proposal requesting that the Company issue annual sustainability reports, as the Company believes that the requirement of creating an annual sustainability report is unnecessary and would not be an effective use of corporate resources.

*PLEASE VOTE YOUR SHARES AS SOON AS POSSIBLE *

Please vote by Telephone or by Internet pursuant to the instructions contained in your Proxy Card. Remember – every share and every vote counts!

If you have any questions, please call MacKenzie Partners, Inc., toll-free at (800) 322-2885 or collect at (212) 929-5500.

Thank you in advance for voting promptly.

Sincerely,

Ronald M. DeFeo

Chairman, Chief Executive Officer

and President